UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08953

Highland Floating Rate Fund

(Exact name of registrant as specified in charter)

NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

(Address of principal executive offices) (Zip code)

James D. Dondero
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

(Name and address of agent for service)

registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: August 31

Date of reporting period: February 29, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Highland Floating Rate Fund
Semi-Annual Report
February 29, 2008

Highland Floating Rate Fund

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE

Highland Floating Rate Fund

Objective
To provide a high level of current income, consistent with preservation of capital.

Net Assets as of February 29, 2008
$ 1,711.0 million

Portfolio Data as of February 29, 2008
The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its investment portfolio will change over time.

Quality Breakdown as of 02/29/08 (%)*

A	0.5

Baa	0.4

Ba	22.2

B	46.3

Caa	12.8

Ca	0.2

NR	17.6

Top 5 Sectors as of 02/29/08 (%)*

Housing — Real Estate Development	8.3

Broadcasting	6.6

Healthcare — Medical Products	5.7

Retail	5.0

Telecommunications	4.7

Top 10 Holdings as of 02/29/08 (%)*

HCA, Inc. (Senior Loans)	2.5

Lake at Las Vegas Joint Venture (Senior Loans)	2.2

Millennium Digital Media Systems, LLC (Senior Loans)	2.2

Cricket Communications, Inc. (Senior Loans)	2.1

Ford Motor Co. (Senior Loans)	2.1

Univision Communications, Inc. (Senior Loans)	2.1

Charter Communications Operating, LLC (Senior Loans)	1.8

CCS Medical, Inc. (Senior Loans)	1.6

Sabre, Inc. (Senior Loans)	1.5

Mirant Corp. (Common Stocks)	1.4

*	Quality is calculated as a percentage of total senior loans, notes and bonds. Sectors and holdings are calculated as a percentage of net assets.

Semi-Annual Report | 1

FINANCIAL STATEMENTS

February 29, 2008	Highland Floating Rate Fund A guide to understanding the Fund’s financial statements

Investment Portfolio

The Investment Portfolio details all of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities

This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations

This statement details income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets

These statements demonstrate how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distributions reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights

The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios of the Fund (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements

These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2 | Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

February 29, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)

Senior Loans (a) - 64.1%

AEROSPACE - AEROSPACE/DEFENSE - 1.7%
	AWAS Capital, Inc.
7,577,785	First Lien Term Loan, 6.69%, 03/15/13	6,289,561
1,315,994	Second Lien Term Loan, 10.94%, 03/15/13	1,177,815
	IAP Worldwide Services, Inc.
1,960,000	First Lien Term Loan, 11.13%, 12/30/12	1,642,480
	Travelport LLC
3,283,500	Delayed Draw Term Loan, 7.08%, 08/23/13	2,893,584
772,763	Synthetic Letter of Credit, 7.08%, 08/23/13	677,712
10,000,000	Synthetic Letter of Credit, 7.08%, 05/23/13	8,770,000
4,340,731	Tranche B Dollar Term Loan, 7.08%, 08/23/13	3,803,002
2,915,294	Vought Aircraft Industries, Inc. Term Loan, 7.34%, 12/22/11	2,692,099
	Wesco Aircraft Hardware Corp.
981,497	First Lien Term Loan, 7.08%, 09/30/13	919,741

		28,865,994

AEROSPACE - AIRLINES - 1.0%
	Continental Airlines, Inc.
285,714	Tranche A-1 Term Loan, 8.74%, 06/01/11	280,000
714,286	Tranche A-2 Term Loan, 8.74%, 06/01/11	700,000
	Delta Air Lines, Inc.
2,000,000	Credit-Linked Deposit Loan, 04/30/11 (b)	1,719,160
2,500,000	Credit-Linked Deposit Loan, 6.80%, 04/24/12	2,148,950
1,995,000	Second Lien Term Loan, 8.02%, 04/24/14 (b)	1,690,763
	US Airways, Inc.
13,250,000	Term Loan, 5.79%, 03/23/14	10,488,965

		17,027,838

BROADCASTING - 4.2%
	All3Media Intermediate Ltd.
2,883,246	UK Term Loan B1, 5.39%, 08/31/14	2,749,896
	Comcorp Broadcasting, Inc.
156,173	Revolving Loan, 9.99%, 10/02/12 (c) (d)	151,097
2,285,452	Term Loan, 8.75%, 04/02/13 (c)	2,211,175
	Millennium Digital
	Media Systems, LLC
39,453,337	First Lien Term Loan, 7.30%, 06/30/11 (b)	36,888,870
5,322,390	Revolver Loan, 7.70%, 06/30/11 (b)	4,904,955
	NextMedia Operating, Inc
1,035,049	Delay Draw Term Loan, 5.10%, 11/15/12	879,791
2,328,860	Initial First Lien Term Loan, 5.09%, 11/15/12	2,002,819

Principal Amount ($)		Value ($)

BROADCASTING (continued)
	Paxson Communications Corp.
2,000,000	Term Loan, 7.51%, 01/15/12	1,690,000
	Revel Entertainment Group, LLC
2,000,000	First Lien Term Loan, 8.46%, 05/20/08	1,990,000
	Young Broadcasting, Inc.
19,722,521	Term Loan, 7.16%, 11/03/12	17,553,044

		71,021,647

CABLE - INTERNATIONAL CABLE - 0.1%
	Virgin Media, Inc.
2,832,321	B4 Facility, 7.22%, 09/03/12	2,511,305

CABLE - US CABLE - 4.1%
	CCO Holdings, LLC
3,000,000	Incremental Loan, 7.34%, 09/06/14	2,392,500
	Cequel Communications LLC
250,000	Second Lien Tranche A Term Loan, 9.41%, 05/05/14	191,250
13,656,850	Term Loan, 7.21%, 11/05/13	11,619,794
	Charter Communications Operating, LLC Replacement
35,166,667	Term Loan, 5.26%, 03/06/14	30,987,460
	Knology, Inc.
7,442,500	Term Loan, 7.48%, 04/03/14	6,326,125
	Northland Cable Television, Inc.
4,900,000	First Lien Term Loan B, 7.85%, 12/22/12	4,826,500
4,000,000	Second Lien Term Loan, 11.24%, 06/22/13	3,940,000
	WideOpenWest Finance, LLC
11,000,000	First Lien Term Loan, 7.59%, 04/28/13	9,735,000
1,000,000	Second Lien Term Loan, 11.09%, 05/01/14	800,000

		70,818,629

CHEMICALS - COMMODITY & FERTILIZER - 0.4%
	Cognis GmbH
5,000,000	Facility C, 6.99%, 09/15/13	4,131,250
	Ferro Corp.
500,472	Term Loan, 6.83%, 06/06/12	467,942
1,250,000	Term Loan, 6.89%, 06/06/12	1,168,750
257,444	Term Loan, 6.73%, 06/06/12	240,711

		6,008,653

CHEMICALS - SPECIALTY CHEMICALS - 0.2%
	Berry Plastics Holding Corp.
248,125	Term C Loan, 5.10%, 04/03/15 (e)	215,095
	Hexion Specialty Chemicals, Inc.
2,323,845	Tranche C-1 Term Loan, 7.50%, 05/05/13 (e)	2,151,881
504,805	Tranche C-2 Term Loan, 7.50%, 05/05/13 (e)	466,526
	Panda Hereford Ethanol, L.P.
1,000,000	Tranche A Term Loan, 6.87%, 07/28/13	910,000

		3,743,502

See accompanying Notes to Financial Statements. | 3

INVESTMENT PORTFOLIO (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)

Senior Loans (continued)
CONSUMER DURABLES - 0.1%
	Rexair LLC
2,559,468	First Lien Term Loan, 9.37%, 06/30/10	2,533,873

CONSUMER NON-DURABLES - 0.7%
	BioTech Research Labs/Philosophy Merger Sub, Inc.
990,578	First Lien Term Loan, 5.27%, 03/17/14	807,321
	Camelbak Products, Inc.
1,555,556	Second Lien Term Loan, 12.91%, 02/04/12	1,337,778
	DS Waters of America, Inc.
2,970,000	Term Loan, 5.52%, 10/27/12	2,687,850
	Hillman Group, Inc.
1,684,966	Term Loan B, 6.38%, 03/30/11	1,491,195
	Solo Cup Co.
5,228,871	Term B1 Loan, 8.05%, 02/27/11	4,834,091
530,378	Term B1 Loan, 6.59%, 02/27/11	490,334

		11,648,569

DIVERSIFIED MEDIA - 1.6%
	Endurance Business Media, Inc.
2,733,971	First Lien Term Loan, 6.03%, 07/26/13	2,235,021
2,000,000	Second Lien Term Loan, 10.53%, 01/26/14	1,635,000
	HIT Entertainment PLC
743,182	Term Facility, 5.15%, 03/20/12	635,420
	Knowledgepoint360 Group LLC
1,000,000	Second Lien Term Loan, 10.07%, 04/26/15	950,000
	Metro-Goldwyn-Mayer Holdings II, Inc.
8,437,484	Tranche B Term Loan, 8.45%, 04/08/12	7,102,505
	Penton Media, Inc.
6,451,250	First Lien Term Loan, 7.19%, 02/01/13	5,128,744
7,000,000	Second Lien Term Loan, 9.98%, 02/01/14	5,180,000
	Readers Digest Association, Inc.
993,500	Revolver, 7.46%, 02/17/13 (d)	914,020
	Springer Science+Business Media S.A.
562,496	Tranche B-2, 7.09%, 09/16/11	521,907
562,496	Tranche C-2, 7.47%, 07/05/14	521,907
366,301	Tranche E-2, 7.47%, 07/05/14	339,869
338,124	USD Tranche B-2 Add On, 7.47%, 07/05/13	313,725
338,124	USD Tranche C-2 Add On, 7.47%, 07/05/14	313,725
	Valassis Communications, Inc.
647,433	Tranche B Term Loan, 6.58%, 03/02/14	594,020
	Wallace Theaters
1,930,000	First Lien Term Loan, 8.08%, 07/31/09	1,746,650

		28,132,513

Principal Amount ($)		Value ($)

ENERGY - EXPLORATION & PRODUCTION - 0.3%
	III Exploration II LP
4,964,375	Term Loan, 8.40%, 10/28/13	4,269,363
	Targa Resources, Inc.
182,865	Synthetic Letter of Credit, 4.71%, 10/31/12	171,893
325,903	Term Loan, 7.51%, 10/31/12	306,348

		4,747,604

ENERGY - OTHER ENERGY - 0.7%
	Coffeyville Resources, LLC
486,146	Funded Letter of Credit, 5.13%, 06/24/12	447,254
1,581,528	Tranche D Term Loan, 7.98%, 12/28/13	1,494,544
	Monitor US Finco, Inc.
116,002	First Lien Term Loan, 14.70%, 01/11/14	116,002
3,000,000	Second Lien Term Loan, 17.36%, 12/14/14	1,425,000
	Value Creation, Inc.
9,076,399	Term Loan, 12.04%, 07/07/12	8,804,107

		12,286,907

ENERGY - REFINING - 0.1%
	Port Barre Investments, LLC
2,000,000	Term B Loan, 6.96%, 09/08/14	1,930,000

FINANCIAL - 1.6%
	Checksmart Financial Co.
2,500,000	Second Lien Term Loan, 8.78%, 05/01/13	1,687,500
	Dollar Financial Corp.
1,138,136	Canadian Borrower Term Loan, 7.95%, 10/30/12	1,075,538
836,864	Delayed Draw Term Loan, 7.58%, 10/30/12	790,837
	Emerson Reinsurance Ltd.
3,250,000	Series A Loan, 6.74%, 12/15/11	3,136,250
1,250,000	Series B Loan, 7.99%, 12/15/11	1,206,250
	First American
923,500	Payment Systems, L.P. Term Loan, 7.28%, 10/06/13	845,003
	Flatiron Re Ltd.
1,526,870	Closing Date Term Loan, 9.08%, 12/29/10	1,465,795
739,578	Delayed Draw Term Loan, 9.13%, 12/20/10	709,994
	FleetCor Technologies Operating Co., LLC
2,067,708	Tranche 1 Term Loan, 5.51%, 04/30/13 (d)	1,871,276
	Kepler Holdings, Ltd.
4,000,000	Term Loan, 10.70%, 06/30/09	3,960,000
	Online Resources Corp.
1,000,000	Term Loan A, 5.88%, 02/09/12	960,000
	Wind Acquisition Holdings Finance S.A.
9,666,537	Dollar PIK Loan, 11.20%, 12/21/11	8,844,881

		26,553,324

4 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)

Senior Loans (continued)
FOOD/TOBACCO - BEVERAGES & BOTTLING - 0.1%
	Best Brands Corp.
1,372,959	Term Loan B, 12/12/12 (b)	1,276,852

FOOD/TOBACCO - FOOD/TOBACCO PRODUCERS - 0.6%
	Chiquita Brands LLC
928,648	Term C Loan, 6.13%, 06/28/12	921,683
	FSB Holdings, Inc.
1,000,000	Second Lien Term Loan, 10.94%, 03/29/14	895,000
1,496,250	Tranche B Term Loan, 7.58%, 09/29/13	1,339,144
	Interstate Bakeries Corp.
375,000	DIP Revolver, 7.75%, 06/02/08 (d)	373,125
	LJVH Holdings, Inc.
2,000,000	Second Lien Loan, 10.70%, 01/15/15	1,850,000
875,600	Tranche B Term Loan, 7.70%, 07/18/14	805,552
119,400	Tranche C Term Loan, 7.70%, 07/18/14	110,893
	Michelina’s
3,804,107	Term Loan, 6.22%, 04/02/11	3,651,943

		9,947,340

FOOD/TOBACCO - RESTAURANTS - 0.6%
	Aramark Canada Ltd.
3,960,000	Canadian Term Loan, 7.07%, 01/26/14	3,658,050
	Buffets Holdings, Inc.
26	Term Loan, 8.54%, 11/01/13	15
	Caribbean Restaurant LLC
1,360,467	Tranche B Term Loan, 5.86%, 06/30/09	1,265,234
	El Pollo Loco, Inc.
1,941,690	Term Loan, 7.34%, 11/18/11	1,718,396
4,975,000	Pinnacle Foods Finance LLC Term Loan, 7.48%, 04/02/14	4,460,087

		11,101,782

FOREST PRODUCTS - PACKAGING - 0.1%
	Smurfit Kappa Acquisitions
1,000,000	B1 Term Loan Facility, 6.50%, 12/01/13	886,250
1,000,000	C1 Term Loan Facility, 6.75%, 12/01/13	852,500

		1,738,750

GAMING/LEISURE - GAMING - 0.5%
	Herbst Gaming, Inc.
1,994,975	Delayed Draw Term B Loan, 9.24%, 12/02/11	1,635,879
	Riverside Casino & Golf Resort, LLC
1,820,759	Term Loan, 9.06%, 11/30/11	1,802,551
	VML U S Finance LLC
5,000,000	Term B Funded Project Loan, 7.08%, 05/25/13	4,541,400

		7,979,830

Principal Amount ($)		Value ($)

GAMING/LEISURE - OTHER LEISURE - 0.8%
	Alpha Topco Ltd.
1,428,571	Facility B1, 7.09%, 12/31/13	1,244,386
1,071,429	Facility B2, 7.09%, 12/31/13	931,243
	Fontainebleu Florida Hotel LLC
5,000,000	Tranche C Term Loan, 11.11%, 06/06/12	4,175,000
	Fontainebleu Las Vegas LLC
4,666,667	Initial Term Loan, 8.40%, 06/06/14	3,896,667
	Kuilima Resort Co.
3,660,201	First Lien Term Loan, 11.25%, 09/30/10	3,422,288
	Yellowstone Mountain Club, LLC
870,968	First Lien Term Loan, 7.22%, 09/30/10	783,871

		14,453,455

HEALTHCARE - ACUTE CARE - 3.2%
	HCA, Inc.
959,091	Tranche A Term Loan, 6.33%, 11/17/12	883,889
46,002,833	Tranche B Term Loan, 7.08%, 11/17/13	42,320,766
	IM US Holdings, LLC
7,967,481	First Lien Term Loan, 6.84%, 06/26/14	7,101,018
1,000,000	Second Lien Term Loan, 9.09%, 06/26/15	867,500
	Medical Staffing Network, Inc.
2,985,000	First Lien Term Loan, 8.65%, 07/02/13	2,940,225
	Sunrise Medical Holdings, Inc.
331,070	Term Loan B-1, 7.13%, 05/13/10	273,133

		54,386,531

HEALTHCARE - ALTERNATE SITE SERVICES - 1.1%
	CHS/Community Health Systems, Inc.
4,701,666	Funded Term Loan, 7.33%, 07/25/14	4,310,863
16,252,229	LifeCare Holdings Term Loan, 9.10%, 08/11/12	13,834,710

		18,145,573

HEALTHCARE - MEDICAL PRODUCTS - 5.0%
	CB Diagnostics AB
1,349,530	Facility B2, 7.48%, 03/09/15	1,275,306
3,959,790	Facility C2, 7.73%, 03/09/16	3,781,599
	CCS Medical, Inc.
29,300,232	First Lien Term Loan, 8.10%, 09/30/12	26,858,351
4,750,000	Second Lien Term Loan, 12.85%, 03/30/13	4,211,635
	Fenwal, Inc.
8,932,500	Initial First Lien Term Loan, 7.33%, 02/28/14	7,771,275
	Golden Gate National
1,000,000	Senior Care LLC Second Lien Term Loan, 12.60%, 09/14/11	925,000

See accompanying Notes to Financial Statements. | 5

INVESTMENT PORTFOLIO (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)

Senior Loans (continued)
HEALTHCARE - MEDICAL PRODUCTS (continued)
	Graceway Pharmaceuticals LLC
4,833,333	First Lien Term B Loan, 7.58%, 05/03/12	4,213,023
4,500,000	Mezzanine Loan, 13.08%, 11/03/13	3,600,000
	Mylan Inc.
5,000,000	U.S. Tranche B Term Loan, 7.21%, 10/02/14	4,842,500
	Nyco Holdings 3 ApS
1,125,000	Facility B2, 8.20%, 12/29/14	858,172
1,125,000	Facility C2, 7.45%, 12/29/15	857,813
	Patheon, Inc.
1,191,000	Tranche PB Loan, 7.38%, 04/27/14	982,575
794,000	Tranche USB Loan, 7.38%, 04/27/14	655,050
	Pharmaceutical Holdings Corp.
2,826,000	Term Loan, 8.10%, 01/30/12	2,684,700
	Talecris Biotherapeutics Holdings Corp.
16,335,000	First Lien Term Loan, 8.38%, 12/08/13	13,476,375
7,500,000	Second Lien Term Loan, 9.57%, 12/08/14	6,375,000
	Triumph Healthcare Second Holdings LLC
1,979,981	First Lien Term Loan, 6.42%, 07/28/13	1,871,082
1,000,000	Second Lien Term Loan, 11.41%, 08/31/12	920,000

		86,159,456

HOUSING - BUILDING MATERIALS - 3.9%
	Associated Materials Inc.
1,220,000	Term Loan, 7.39%, 08/29/10	1,104,100
	Atrium Cos., Inc.
5,260,430	Closing Date Term Loan, 7.47%, 06/21/12	4,339,855
	Custom Building Products, Inc.
1,632,850	First Lien Term Loan, 6.97%, 10/20/11	1,453,236
	DESA LLC
527,712	Term Loan, 14.25%, 11/26/11	461,748
	Nortek, Inc.
1,457,919	Term Loan, 5.53%, 08/27/11	1,286,614
	PGT Industries, Inc.
1,419,704	First Lien Tranche A-2 Term Loan, 8.38%, 02/14/12	1,071,877
	Realogy Corp.
6,278,399	Delayed Draw Term B Loan, 8.24%, 10/10/13 (b) (e)	5,269,335
15,041,139	Initial Term B Loan, 7.51%, 10/10/13 (b) (e)	12,745,861
4,651,455	Synthetic Letter of Credit, 4.45%, 10/10/13 (b) (e)	3,928,341
	Roofing Supply Group LLC
1,984,925	First Lien Term Loan, 10.20%, 08/31/13	1,538,317
	Spirit Finance Corp.
9,500,000	Term Loan, 7.91%, 08/01/13	7,481,250

Principal Amount ($)		Value ($)

HOUSING - BUILDING MATERIALS (continued)
	Stile Acquisition Corp.
7,429,713	Canadian Term Loan, 5.73%, 04/06/13	6,397,875
	Stile U.S. Acquisition Corp.
6,195,190	U.S. Term Loan, 5.65%, 04/06/13	5,336,474
	WAICCS Las Vegas 3 LLC
8,500,000	First Lien Term Loan, 8.04%, 08/01/08	7,777,500
5,000,000	Second Lien Term Loan, 13.54%, 08/01/08	4,500,000
1,794,876	Withers Preserve MB-I B-Note, 7.69%, 12/14/08 (c)	1,780,517

		66,472,900

HOUSING - REAL ESTATE DEVELOPMENT - 7.9%
	Ginn LA Conduit Lender, Inc.
8,648,045	First Lien Tranche A Credit-Linked Deposit, 8.70%, 06/08/11 (e)	6,607,107
18,577,956	First Lien Tranche B Term Loan, 8.33%, 06/08/11 (e)	14,193,558
	Giraffe Intermediate, LLC
2,143,382	Mezzanine Note A-1, 5.99%, 08/09/08 (c)	2,080,581
	Kyle Acquisition Group LLC
1,142,857	Facility B, 6.81%, 07/20/09	708,571
857,143	Facility C, 6.81%, 07/20/11	471,429
2,000,000	Lake at Las Vegas Joint Venture 12/31/08 (b)	2,000,000
2,000,000	Additional Term Loan, 14.25%, 06/20/12	2,000,000
2,000,000	New Term Loan, 12.25%, 02/20/12	2,000,000
12,507,309	Synthetic Revolver, 15.46%, 06/20/12 (b) (f)	4,890,358
97,002,411	Term Loan, 15.31%, 06/20/12 (b) (f)	37,927,963
	LBREP/L-Suncal Master I LLC
4,900,000	First Lien Term Loan, 6.71%, 01/18/10	3,552,500
	LNR Property Corp.
1,320,000	Initial Tranche B Term Loan, 5.86%, 07/12/11	1,080,750
1,760,000	Tranche A1, Term Loan, 5.86%, 02/03/09	1,680,800
	Morningside Assisted Living
3,283,813	Senior Mortgage Loan, 6.51%, 10/12/08	3,292,023
	MPH Mezzanine II, LLC
4,500,000	Mezzanine 2B, 8.27%, 02/09/09 (c)	4,293,000
	MPH Mezzanine III, LLC
2,850,000	Mezanine 3, 9.27%, 02/09/09	2,707,500
	MPO Intermediate LLC
606,618	Mezzanine Note A-1, 5.99%, 08/09/08 (c)	588,844
	November 2005 Land Investors, LLC
1,123,995	First Lien Term Loan, 7.27%, 05/09/11	842,996
9,901,146	Pacific Clarion, LLC Term Loan, 15.00%, 01/23/09 (c) (g)	9,738,104
	Rhodes Cos. LLC (The)
3,210,714	First Lien Term Loan, 8.33%, 11/21/10	2,616,732

6 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)

Senior Loans (continued)
HOUSING - REAL ESTATE DEVELOPMENT (continued)
	Shea Capital I, LLC
1,107,071	Facility B, 6.83%, 10/27/11	871,818
	Tamarack Resort LLC
2,697,248	Tranche A Credit-Linked Deposit, 5.26%, 05/19/11	2,360,092
3,985,183	Tranche B Term Loan, 11.75%, 05/19/11	2,869,332
	Westgate Investments, LLC
17,513,384	Senior Secured Loan, PIK 13.13%, 09/25/10 (g)	18,213,920
4,285,500	Term Loan, 09/25/10 (b)	4,285,500
	Weststate Land Partners LLC
4,000,000	First Lien Term Loan, 6.52%, 05/01/08	3,740,000

		135,613,478

INFORMATION TECHNOLOGY - 3.0%
	Aeroflex, Inc.
997,500	Tranche B-1 Term Loan, 8.12%, 08/15/14	897,750
997,500	Tranche B-2 Term Loan, 8.62%, 08/15/14	897,750
	Aspect Software, Inc.
1,000,000	Second Lien Term Loan, 12.31%, 07/05/12	875,000
	Billing Services Group
2,000,000	North America, Inc. Term Loan, 9.12%, 05/05/12	1,930,000
	Bridge Information Systems, Inc.
480,286	Multidraw Term Loan, 11.00%, 07/07/13 (e) (f)	31,219
	DTN, Inc.
1,967,644	Tranche C Term Loan, 7.55%, 03/10/13	1,790,556
	Freescale Semiconductor, Inc.
13,807,658	Term Loan, 6.38%, 12/02/13	11,750,041
	Infor Enterprise Solutions Holdings, Inc.
3,725,134	Delayed Draw Term Loan, 8.58%, 07/30/12	3,389,872
7,139,841	Initial U.S. Term Loan, 8.58%, 07/30/12	6,497,255
	Intergraph Corp.
5,906,375	Initial First Lien Term Loan, 7.07%, 05/29/14	5,404,333
	IPC Systems, Inc.
3,203,813	Tranche B-1 Term Loan, 7.09%, 06/02/14	2,628,728
	Keane International, Inc.
7,423,256	Closing Date Term Loan, 7.07%, 06/04/13	5,901,488
	Keane International, Inc..
558,140	Synthetic Letter of Credit Loan, 7.08%, 06/04/13	443,258
	Ridgefield Midco SARL
2,871,368	Facility A2, 12.84%, 09/30/16	2,640,683
	Sitel, LLC
1,946,921	U.S. Term Loan, 7.46%, 01/30/14	1,567,271
	Verint Systems, Inc.
4,692,308	Term Loan, 5.99%, 05/25/14	3,988,462

		50,633,666

Principal Amount ($)		Value ($)

MANUFACTURING - 0.6%
	FCI International S.A.S.
127,374	Term Loan B2A, 7.76%, 03/10/14	114,849
127,374	Tranche B3C, 7.76%, 11/03/14	114,849
	FCI SA
122,626	Term Loan B2B, 7.76%, 03/10/14	113,174
122,626	Tranche B4B, 7.76%, 11/03/13	113,174
	FCI USA, Inc.
250,000	Facility B1, 7.76%, 03/10/14	225,417
250,000	Tranche B5B, 7.76%, 11/03/13	225,418
	FR Brand Acquisition Corp.
2,977,500	First Lien Term Loan B, 7.48%, 02/07/14	2,769,075
	Maxum Petroleum, Inc.
1,970,000	Term Loan, 9.17%, 07/26/13	1,910,900
	Polypore, Inc.
1,990,000	U.S. Dollar Term Loan, 5.52%, 07/03/14	1,930,300
	Remy International, Inc.
2,966,791	First Lien Tranche B Term Loan, 10.41%, 03/20/08	2,640,444

		10,157,600

METALS/MINERALS - OTHER METALS/MINERALS - 1.0%
	Euramax International Holdings B.V.
2,155,263	Second Lien European Term Loan, 13.24%, 06/29/13 (b)	1,546,401
	Euramax International, Inc.
1,969,141	Domestic Term Loan, 8.49%, 06/28/12	1,678,693
4,344,737	Second Lien Domestic Term Loan, 12.65%, 06/29/13 (b)	3,091,976
	Murray Energy Corp.
8,011,432	First Lien Tranche B Term Loan, 7.91%, 01/28/10	7,410,575
	Universal Buildings Products, Inc.
4,365,694	Term Loan, 8.11%, 04/28/12	3,492,556

		17,220,201

RETAIL - 3.8%
	Blockbuster Entertainment Corp.
750,000	Tranche B Term Loan, 9.03%, 08/20/11	676,095
10,201,357	Tranche B Term Loan, 8.33%, 08/20/11	9,196,115
	Burlington Coat Factory
23,167,122	Warehouse Corp. Term Loan, 7.32%, 05/28/13	19,629,271
	Dollar General Corp.
5,000,000	Tranche B-1 Term Loan, 7.71%, 07/07/14	4,466,100
	Eddie Bauer, Inc.
2,137,441	Term Loan, 6.53%, 04/01/14	1,870,261
	Home Interiors & Gifts, Inc.
30,057,293	Initial Term Loan, 10.35%, 03/31/11	12,022,917
	Mother’s Work, Inc.
1,985,000	Term Loan, 6.23%, 03/13/13	1,806,350

See accompanying Notes to Financial Statements. | 7

INVESTMENT PORTFOLIO (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)

Senior Loans (continued)
RETAIL (continued)
	Movie Gallery, Inc.
2,838,098	DIP Term Loan, 6.75%, 09/30/08	2,770,693
220,482	First Lien Synthetic Letter of Credit, 8.86%, 03/08/12	153,015
5,265,112	First Lien Term Loan, 10.75%, 03/08/12	3,643,458
	Sports Authority, Inc., The
985,000	Term Loan B, 7.08%, 05/03/13	824,938
	Totes Isotoner Corp.
3,465,000	First Lien Term Loan, 7.33%, 01/24/13	3,083,850
1,000,000	Second Lien Term Loan, 10.83%, 01/24/14	920,000
	Toys “R” Us
3,980,100	Tranche B Term Loan, 7.32%, 07/19/12	3,667,662

		64,730,725

SERVICE - ENVIRONMENTAL SERVICES - 0.3%
	Safety-Kleen Systems, Inc.
1,220,339	Synthetic Letter of Credit, 3.31%, 08/02/13	1,186,780
4,619,492	Term Loan B, 5.81%, 08/02/13	4,527,102

		5,713,882

SERVICE - OTHER SERVICES - 1.9%
	Audio Visual Services Group, Inc.
2,000,000	Second Lien Loan, 8.77%, 08/28/14	1,860,000
	Cydcor, Inc.
1,800,000	First Lien Tranche B Term Loan, 8.10%, 02/05/13	1,692,000
	NES Rentals Holdings, Inc.
3,451,424	Second Lien Permanent Term Loan, 11.88%, 07/20/13	3,037,253
	Sabre, Inc.
30,266,998	Initial Term Loan, 6.96%, 09/30/14	25,159,442
	Survey Sampling International LLC
430,790	Term Loan, 7.70%, 05/06/11	392,019

		32,140,714

TELECOMMUNICATIONS - 3.7%
	Gray Television, Inc.
15,250,000	Term Loan B Delayed Draw, 6.21%, 12/31/14	13,165,935
	Level 3 Financing, Inc.
12,500,000	Term Loan, 6.27%, 03/13/14	10,980,875
	Stratos Global Corp./Stratos
735,000	Funding LP Term B Facility, 7.58%, 02/13/12	689,063
	Univision Communications, Inc.
60,403	Delayed Draw Term Loan, 08/15/14 (b) (d)	51,040
1,161,074	Initial Term Loan, 5.38%, 09/29/14	981,107
41,577,181	Initial Term Loan, 5.49%, 08/15/14 (b)	35,142,281
3,000,000	Second Lien Loan, 5.63%, 02/12/09	2,897,490

		63,907,791

Principal Amount ($)		Value ($)

TELECOMMUNICATIONS - DATA/INTERNET - 0.1%
	Pine Tree Holdings/Country Road Communications, Inc.
	Second Lien Term Loan,
1,000,000	12.59%, 07/15/13	995,000

TRANSPORTATION - AUTO - 4.0%
	Allison Transmission, Inc.
1,995,000	Term Loan, 7.43%, 08/07/14	1,763,580
	Delphi Corp.
5,000,000	Tranche B Term Loan, 6.69%, 10/08/08	4,949,200
15,822,500	Tranche C Term Loan, 7.19%, 07/01/08	15,634,529
	Ford Motor Co.
41,092,475	Term Loan, 8.70%, 12/15/13	35,206,800
	General Motors Corp.
3,915,226	Secured Term Loan, 7.06%, 11/29/13	3,450,293
	Key Safety Systems, Inc.
7,448,725	First Lien Term Loan, 7.11%, 03/08/14	5,437,569
2,000,000	Second Lien Term Loan, 8.12%, 09/08/14	1,350,000
	Stanadyne Corp.
1,304,615	Term Loan, 6.64%, 08/02/10	1,311,138

		69,103,109

TRANSPORTATION - LAND - 0.2%
	SIRVA Worldwide, Inc.
332,300	DIP Revolver, 9.62%, 06/30/08 (d)	332,300
617,128	DIP Term Loan, 9.62%, 06/30/08	617,128
4,500,000	Tranche B Term Loan, 11.82%, 12/01/10 (b)	2,201,265

		3,150,693

UTILITIES - 1.8%
	Bosque Power Co., LLC
2,000,000	Term Loan, 9.32%, 01/16/15	1,947,500
	Coleto Creek Power, LP
319,857	First Lien Synthetic Letter of Credit, 5.10%, 06/28/13	299,066
5,531,421	First Lien Term Loan, 7.58%, 06/28/13	4,971,364
4,925,000	Second Lien Term Loan, 8.83%, 06/28/13	4,272,437
	Covanta Energy Corp.
3,750	Delayed Draw Term Loan, 8.75%, 06/30/12	3,469
	Entegra TC, LLC
5,132,429	Third Lien Term Loan, 10.83%, 04/02/14 (b)	4,371,700
	GBGH LLC
3,960,000	Advance First Lien Term Loan, 10.76%, 08/07/13	3,969,900
	Mach Gen, LLC
280,397	First Lien Synthetic Letter of Credit, 6.83%, 02/22/13	257,965
2,683,395	First Lien Term B Loan, 5.10%, 02/22/14	2,518,366
	NATG Holdings LLC
942,252	Term Loan A, 10.75%, 01/23/09 (f)	75,380

8 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)

Senior Loans (continued)
UTILITIES (continued)
	Lake at Las Vegas Joint
	Venture (continued)
	Term Loan B-1,
693,176	11.50%, 01/23/10 (f)	55,454
	Tranche A Credit-Linked
	Certificate of Deposit,
65,796	4.00%, 01/23/09 (f)	57,242
	NRG Energy, Inc.
	Credit-Linked Deposit,
57,928	6.85%, 02/01/13	53,381
	Primary Energy Operations LLC
2,000,000	Term Loan, 6.85%, 08/24/09	1,820,000
	Riverside Energy Center LLC
4,261,150	Term Loan, 9.21%, 06/24/11	4,202,559
	Rocky Mountain Energy Center LLC
	Credit-Linked Certificate of Deposit,
361,073	3.14%, 06/24/11	353,852
	Term Loan,
2,307,770	9.21%, 06/24/11	2,276,038

		31,505,673

WIRELESS - CELLULAR/PCS - 2.9%
	Cricket Communications, Inc.
	Term B Loan,
37,922,500	7.83%, 06/16/13	36,344,166
	MetroPCS Wireless, Inc.
	Tranche B Term Loan,
14,629,976	6.10%, 11/04/13	13,392,573

		49,736,739

WIRELESS - WIRELESS INFRASTRUCTURE - 0.2%
	Maritime Telecommunications
	Network, Inc. First Lien Term Loan,
1,457,465	7.69%, 05/11/12	1,413,741
	Telesat Canada
	U.S. Term I Loan,
1,842,520	6.92%, 10/31/14 (e)	1,701,696
	U.S. Term II Loan,
50,394	6.62%, 10/31/14 (d) (e)	46,596

		3,162,033

	Total Senior Loans
	(Cost $1,300,699,121)	1,097,264,131

Principal Amount

Foreign Denominated Senior Loans (a) - 14.5%
AUSTRALIA - 1.9%
AUD
	PBL Media Finance Pty., Ltd.
	Facility A Term Loan,
5,500,000	9.62%, 02/07/13	4,317,077
	Facility B Tranche 1 Term Loan,
14,675,240	9.87%, 02/07/13	11,874,057
	Seven Media Group
	Facility A Term Loan,
19,670,238	8.91%, 12/24/12	16,774,143

		32,965,277

Principal Amount		Value ($)

AUSTRIA - 1.3% EUR
	Sacher Funding Ltd.
15,402,895	Euro Term Loan, 10.32%, 05/14/14	22,681,577

DENMARK - 0.2% EUR
	Nyco Holdings 3 ApS
2,000,000	Facility D Second Lien, 9.78%, 12/29/16	2,202,757

FRANCE - 2.0% EUR
	Ypso Holding SA
575,529	Capex Term Loan, 6.07%, 12/15/12 (d)	799,443
2,215,283	Eur B Acq 1 Facility, 6.70%, 06/06/14	2,797,623
4,179,701	Eur B Acq 2 Facility, 6.70%, 06/06/14	5,278,433
6,638,084	Eur B Recap 1 Facility, 6.70%, 06/06/14	8,100,494
73,323	Eur B Recap 2 Facility, 6.68%, 06/06/14	92,597
4,690,407	Eur C Acq, 6.78%, 12/31/15	5,815,017
8,809,593	Eur C Recap, 6.95%, 12/31/15	10,921,851

		33,805,458

GERMANY - 0.8% EUR
	Iesy Hessen/ISH NRW GmbH/Arena Sport
2,500,000	Euro Senior Secured Term Loan, 7.57%, 10/15/11	3,320,834
	Kabel Baden Wurttemburg GmbH & Co. KG
2,500,000	Second Lien Facility, 9.76%, 12/09/15	3,211,721
1,826,284	Term B Facility, 7.26%, 06/09/14	2,380,862
1,826,284	Term C Facility, 7.76%, 06/09/15	2,375,677
	Lavena Holding 3 GmbH
1,000,000	Facility B1, 7.00%, 03/02/15	1,141,426
1,000,000	Facility C1, 7.25%, 03/02/16	1,154,709
	Schieder Mobel Holding, GmbH
484,213	Delayed Draw Term Loan, 8.57%, 07/20/08	554,987

		14,140,216

ITALY - 0.3% EUR
	Wind Telecommunicatione S.p.A.
1,750,000	B1 Term Loan Facility, 6.51%, 05/27/13	2,474,022
1,750,000	C1 Term Loan Facility, 7.26%, 05/26/14	2,480,663

		4,954,685

See accompanying Notes to Financial Statements. | 9

INVESTMENT PORTFOLIO (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

Principal Amount		Value ($)

Foreign Denominated Senior Loans (continued)
NETHERLANDS - 1.3% EUR
	Amsterdamse Beheer- En Consultingmaatschappij B.V.
2,518,747	Casema B1 Term Loan Facility, 6.69%, 09/12/14	3,513,023
1,308,363	Casema B2 Term Loan Facility, 6.69%, 09/12/14	1,862,082
3,827,110	Casema C Term Loan Facility, 7.19%, 09/12/15	5,352,389
1,500,000	Casema D Term Loan Facility, 8.44%, 03/12/16	2,019,075
2,991,071	Kabelcom B Term Loan Facility, 6.69%, 09/12/14	4,171,798
2,991,071	Kabelcom C Term Loan Facility, 7.19%, 09/12/15	4,183,150
1,000,000	Kabelcom D Term Loan Facility, 8.44%, 03/12/16	1,353,640

		22,455,157

SPAIN - 0.7% EUR
	Gasmedi 2000 S.A./Nattai, S.L.U.
1,666,667	Tranche B Term Loan, 6.99%, 08/11/14	2,302,445
1,666,667	Tranche C Term Loan, 7.49%, 08/11/15	2,302,445
3,166,667	Tranche E Second Lien Term Loan, 9.24%, 02/11/16	4,278,500
	Maxi PIX SARL
2,293,531	PIK Loan, 12.39%, 05/31/16	3,020,461

		11,903,851

SWEDEN - 0.6% SEK
	Nordic Cable Acquisition
14,115,068	Facility A Com Hem, 6.53%, 01/31/13	2,001,764
24,442,922	Facility B2 Com Hem, 7.03%, 01/31/14	3,278,257
20,180,366	Facility C2 Com Hem, 7.16%, 01/31/15	2,722,921
11,750,000	Facility D Com Hem, 10.41%, 07/31/15	1,828,230
1,198,630	Facility E Com Hem, 6.66%, 01/31/13 (d)	186,500

		10,017,672

UNITED KINGDOM - 4.0% EUR
	Dollar Financial UK Limited
2,721,028	UK Borrower Euro Term Loan, 7.73%, 10/31/12	3,903,588

GBP
	Airport Development & Investment Ltd.
3,944,280	Second Lien Facility, 10.28%, 04/07/11	6,399,852
	All3Media Intermediate Ltd.
714,753	Facility B1, 8.06%, 08/31/14	1,356,042

Principal Amount		Value ($)

UNITED KINGDOM (continued)

GBP
	All3Media Intermediate Ltd. (continued)
2,585,073	Facility C1, 8.56%, 08/31/15	4,904,444
3,000,000	Facility D1, 10.44%, 02/29/16	5,699,110
3,619,829	Mezzanine Loan, 14.54%, 08/31/16	7,083,619
	Highland Acquisitions Ltd.
1,000,000	Facility B, 8.42%, 01/31/14	1,743,052
1,000,000	Facility C, 8.92%, 01/31/15	1,740,566
1,053,830	Mezzanine Facility, 16.50%, 01/31/16	1,813,298
	Peacock Group
2,088,620	Facility B, 8.32%, 10/30/13	3,604,221
2,088,620	Facility C, 8.82%, 10/30/14	3,624,994
	SunGard UK Holdings, Ltd.
1,371,442	U.K. Term Loan B, 7.99%, 02/12/14	2,489,388
	Towergate Partnership Ltd.
3,125,000	Facility A, 8.18%, 10/31/12	5,817,903
3,125,000	Facility B, 9.11%, 10/31/13	5,928,802
	Trinitybrook PLC
2,500,000	Term Loan B1, 8.71%, 07/31/13	4,504,137
2,500,000	Term Loan C1, 9.21%, 07/31/14	4,500,606
	Virgin Media Investment Holdings Ltd.
40,897	A Facility, 7.99%, 03/03/11	73,267
60,442	B5 Facility, 7.99%, 09/03/12	110,163
1,750,000	C Facility, 8.27%, 03/03/13	2,878,687
30,733	Term Loan B6, 7.93%, 09/03/12	58,231

		68,233,970

UNITED STATES - 1.4% EUR
	Infor Enterprise Solutions
3,950,000	Holdings, Inc. Euro Term Loan, 8.52%, 07/28/12	4,977,077
	RD German Holdings GmbH
2,505,174	Euro Term Loan, 6.79%, 03/02/14	3,118,537
GBP
	Aramark Corp.
1,237,500	U.K. Term Loan, 8.44%, 01/26/14	2,166,258
	Champion Home Builders Co.
1,350,938	Sterling Term Loan, 8.83%, 10/31/12	2,458,888
	IPC Systems, Inc.
2,238,750	Tranche B-2 Term Loan, 8.57%, 05/31/14	3,518,156
	Knowledgepoint360 Group, LLC
1,681,027	U.K. First Lien Term Loan, 8.89%, 04/26/14	3,193,453

10 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

Principal Amount		Value ($)

Foreign Denominated Senior Loans (continued)

UNITED STATES (continued)
GBP
	PlayPower, Inc.
	Tranche B Sterling Term Loan,
2,647,959	8.80%, 12/18/09	4,766,968

		24,199,337

	Total Foreign Denominated
	Senior Loans
	(Cost $250,515,506)	247,559,957

Principal Amount ($)

Asset-Backed Securities (h) (i) - 0.2%
	ACA CLO, Ltd.
	Series 2006-2A, Class B,
4,800,000	4.61%, 01/20/21	3,369,750

	Total Asset-Backed Securities (Cost $4,310,203)	3,369,750

Corporate Notes and Bonds - 0.1%

HOUSING - REAL ESTATE DEVELOPMENT - 0.0%
596,593	TOUSA, Inc. 14.75%, 07/30/15 (c) (g) (f)	—

TELECOMMUNICATIONS - 0.1%
	American Messaging Services, Inc.
902,229	Senior Secured Note, 11.63%, 09/30/08	906,740

	Total Corporate Notes and Bonds (Cost $1,505,745)	906,740

Claims - 0.1%

AEROSPACE - AIRLINES - 0.1%
	Delta Air Lines, Inc.
310,290	Comair ALPA Claim, 12/31/10	17,258
879,660	Delta ALPA Claim, 12/31/10	380,453
	Northwest Airlines, Inc.
5,400,000	ALPA Trade Claim, 08/21/13	229,500
2,914,735	Bell Atlantic Trade Claim, 08/21/13	123,876
	CIT Leasing Corp Trade Claim,
3,000,000	08/21/13	127,500
5,000,000	EDC Trade Claims, 08/21/13	212,500
	Flight Attendant Claim-Escrow,
9,587,700	08/21/13	407,477
3,250,000	GE Trade Claim, 08/21/13	138,125
5,690,250	IAM Trade Claim, 08/21/13	241,836
6,250,000	Mesaba Trade Claim, 08/15/08	265,625
6,322,050	Retiree Claim, 08/21/13	268,687

		2,412,837

UTILITIES - 0.0%
17,500,000	Mirant Corp.	175,000

	Total Claims (Cost $11,632,780)	2,587,837

Shares		Value ($)

Common Stocks (j) - 2.2%

AEROSPACE - AIRLINES - 0.4%
514,291	Northwest Airlines, Inc.	6,906,923

TELECOMMUNICATIONS - 0.1%
152,363	Communications Corp. of America (c)	971,314

UTILITIES - 1.6%
12,470	CenterPoint Energy, Inc.	284,316
160,504	Entegra TC LLC	4,467,388
643,517	Mirant Corp.	23,810,129

		28,561,833

WIRELESS - CELLULAR/PCS - 0.1%
35,323	Leap Wireless International, Inc.	1,510,411

	Total Common Stocks (Cost $28,223,464)	37,950,481

Preferred Stocks - 0.0%
HOUSING - REAL ESTATE DEVELOPMENT - 0.0%

4,903	TOUSA, Inc., Series A PIK (c)	—

MANUFACTURING - 0.0%

14,382	Superior Telecom, Inc., Series A	17,258

	Total Preferred Stocks (Cost $4,917,629)	17,258

Units

Warrant - 0.0%

ENERGY - 0.0%
141,093	Monitor Oil (c)	—

	Total Warrant (Cost $—)	—

Total Investments - 81.2% (Cost of $1,601,804,448) (k)		1,389,656,154

Other Assets & Liabilities, Net - 18.8%		321,375,593

Net Assets - 100.0%		1,711,031,747

See accompanying Notes to Financial Statements. | 11

INVESTMENT PORTFOLIO (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

(a)

Senior loans in which the Portfolio invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (g), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the certificate of deposit rate. Rate shown represents the weighted average rate at February 29, 2008. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities shown.

(b)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(c)

Represents fair value as determined by the Investment Adviser, in good faith, pursuant to the policies and procedures approved by the Fund’s Board of Trustees. Securities with a total aggregate market value of $21,814,632 or 1.3% of net assets were fair valued by the Investment Adviser as of February 29, 2008.

(d)	Senior Loans have additional unfunded loan commitments. See Note 9.

(e)	Loans held on participation. See Note 7.

(f)	The issuer is in default of certain debt covenants. Income is not being accrued.

(g)	Fixed rate senior loan or corporate note.

(h)	Variable rate security. The interest rate shown reflects the rate in effect at February 29, 2008.

(i)

Security exempt from registration under Rule 144A of the 1933 Act. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At February 29, 2008, this security amounted to $3,369,750 or 0.2% of net assets. This security has been determined by the Fund’s investment adviser to be a liquid security.

(j)	Non-income producing security.

(k)	Cost for U.S. Federal income tax purposes is $1,601,804,448.

DIP	Debtor-in-Possession
PIK	Payment-in-Kind

AUD	Australia Dollar
EUR	Euro Currency
GBP	Great Britain Pound
SEK	Swedish Krona

Forward foreign currency contracts outstanding as of February 29, 2008 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Net Unrealized Appreciation/ (Depreciation)

Sell	AUD	4,700,000	03/11/08	$(527,110)
Buy	EUR	9,000,000	05/29/08	497,391
Sell	EUR	23,600,000	05/29/08	(783,417)
Sell	EUR	24,300,000	05/30/08	(1,085,376)
Sell	EUR	51,000,000	08/01/08	(2,027,786)
Sell	GBP	11,800,000	05/29/08	771,036
Sell	GBP	11,200,000	05/30/08	661,718
Sell	GBP	4,000,000	07/24/08	(206,672)
Sell	GBP	16,500,000	08/07/08	(444,367)

				$(3,144,583)

Foreign Denominated Senior Loans
Industry Concentration Table:
(% of Total Net Assets)

Cable - International Cable	4.1%
Broadcasting	2.4%
Financial	2.3%
Retail	1.3%
Diversified Media	1.1%
Telecommunications	0.9%
Healthcare - Medical Products	0.7%
Information Technology	0.6%
Housing Real Estate Development	0.4%
Aerospace – Aerospace/Defense	0.4%
Food/Tobacco – Food/Tobacco Producers	0.3%

Total	14.5%

Loan-Only Credit Default Swap Agreement outstanding as of February 29, 2008:

Counterparty	Reference Obligation	Buy/ Sell(1)	(Pay)/ Receive Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse	LCDX	Sell	(2.25%)	12/20/2012	$35,000,000	$(165,000)

(1)

If a credit event occurs as defined under the terms of the LCDX, the reference obligation that defaults drops out of the Index and the Index is quoted without the obligation until the next series of the Index is issued.

12 | See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2008 (unaudited)	Highland Floating Rate Fund

	($)

Assets:
Investments, at value (cost $1,601,804,448)	1,389,656,154
Cash	232,389,451
Net unrealized appreciation on forward foreign currency contracts	1,930,145
Receivable for:
Investments sold	113,326,394
Swap agreements	2,907,699
Dividends and interest receivable	26,809,918
Fund shares sold	3,140,575
Other assets	563,723

Total assets	1,770,724,059

Liabilities:
Net discount and unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	1,798,580
Net unrealized depreciation on forward foreign currency contracts	5,074,728
Net unrealized depreciation on swaps	165,000
Payables for:
Distributions	4,929,276
Investments purchased	45,584,589
Investment advisory fee payable (Note 4)	856,524
Administration fee (Note 4)	272,302
Trustees’ fees (Note 4)	8,234
Service and distribution fees (Note 4)	761,345
Accrued expenses and other liabilities	241,734

Total liabilities	59,692,312

Net Assets	1,711,031,747

Compositon of Net Assets:
Paid-in capital	1,980,742,674
Overdistributed net investment income	(1,374,121)
Accumulated net realized gain/(loss) from investments, swaps, and foreign currency transactions	(51,702,215)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts, swaps, and translation of assets and liabilities denominated in foreign currency	(216,634,591)

Net Assets	1,711,031,747

Class A
Net Assets	673,587,282
Shares outstanding (unlimited authorization)	77,565,877
Net asset value per share (Net assets/shares outstanding)	8.68	(a)
Maximum offering price per share (100/96.50 of $8.68)	8.99	(b)

Class B
Net Assets	95,610,718
Shares outstanding (unlimited authorization)	11,016,313
Net asset value and offering price per share (Net assets/shares outstanding)	8.68	(a)

Class C
Net Assets	768,333,078
Shares outstanding (unlimited authorization)	88,527,835
Net asset value and offering price per share (Net assets/shares outstanding)	8.68	(a)

Class Z
Net Assets	173,500,669
Shares outstanding (unlimited authorization)	19,997,312
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	8.68

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $100,000 or more, the offering price is reduced and therefore the offering price is lower.

See accompanying Notes to Financial Statements. | 13

STATEMENT OF OPERATIONS

For the Six Months Ended February 29, 2008 (unaudited)	Highland Floating Rate Fund

($)

Investment Income:
Interest	87,330,229
Dividends	683

Total investment income	87,330,912

Expenses:
Investment advisory fees (Note 4)	6,186,678
Administration fees (Note 4)	1,986,241
Accounting service fees	246,957
Distribution fees: (Note 4)
Class A	392,324
Class B	242,718
Class C	2,549,639
Service fee: (Note 4)
Class A	980,810
Class B	134,843
Class C	1,062,349
Transfer agent fees	459,945
Professional fees	246,960
Trustees’ fees (Note 4)	57,733
Custodian fees	95,576
Registration fees	97,013
Reports to shareholders	218,921
Facility expense	230,935
Other expenses	86,743

Net operating expenses	15,276,385

Interest expense (Note 8)	66,264

Net expenses	15,342,649

Net investment income	71,988,263

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	(50,547,705)
Net realized gain/(loss) on unfunded transactions	(151,081)
Net realized gain/(loss) on swaps	(24,676)
Net realized gain/(loss) on foreign currency transactions	996,351
Net change in unrealized appreciation/(depreciation) on investments	(138,843,620)
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	(743,162)
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(4,350,289)
Net change in unrealized appreciation/(depreciation) on swaps	(165,000)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	69,634

Net realized and unrealized gain/(loss) on investments	(193,759,548)

Net decrease in net assets from operations	(121,771,285)

14 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Floating Rate Fund

	Six Months Ended February 29, 2008 (unaudited) ($)	Year Ended August 31, 2007 ($)

Increase/(Decrease) in Net Assets:

From Operations
Net investment income.	71,988,263	148,940,387
Net realized gain/(loss) on investments, unfunded transactions, swaps and foreign currency transactions.	(49,727,111)	884,521
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts, swaps, and translation of assets and liabilities denominated in foreign currency	(144,032,437)	(79,591,983)

Net increase/(decrease) in net assets from operations	(121,771,285)	70,232,925

Distributions Declared to Shareholders
From net investment income:
Class A	(29,663,419)	(60,910,569)
Class B	(3,893,277)	(9,909,902)
Class C	(30,023,542)	(55,784,748)
Class Z	(9,661,838)	(22,175,578)

Total distributions declared to shareholders	(73,242,076)	(148,780,797)

Share Transactions
Class A
Subscriptions	112,018,640	505,084,021
Distributions reinvested	13,453,266	26,374,679
Redemptions	(301,928,773)	(306,504,923)

Net increase (decrease)	(176,456,867)	224,953,777
Class B
Subscriptions	68,678	191,510
Distributions reinvested	2,355,892	5,922,934
Redemptions	(19,632,117)	(29,756,260)

Net decrease	(17,207,547)	(23,641,816)
Class C
Subscriptions	58,913,277	420,897,423
Distributions reinvested	14,067,759	26,310,505
Redemptions	(150,376,245)	(111,844,302)

Net increase (decrease)	(77,395,209)	335,363,626
Class Z
Subscriptions	19,124,911	199,534,434
Distributions reinvested	3,530,342	7,856,463
Redemptions	(173,748,613)	(74,257,745)

Net increase/(decrease)	(151,093,360)	133,133,152

Net increase/(decrease) from share transactions	(422,152,983)	669,808,739

Total increase/(decrease) in net assets	(617,166,344)	591,260,867

Net Assets
Beginning of period	2,328,198,091	1,736,937,224

End of period (including overdistributed net investment income of $(1,374,121) and $(120,308), respectively)	1,711,031,747	2,328,198,091

See accompanying Notes to Financial Statements. | 15

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Floating Rate Fund

	Six Months Ended February 29, 2008 (unaudited) ($)	Year Ended August 31, 2007 ($)

Change in Shares
Class A
Subscriptions	11,859,105	50,366,690
Issued for distributions reinvested	1,440,696	2,645,496
Redemptions	(31,821,829)	(30,534,216)

Net increase/(decrease)	(18,522,028)	22,477,970
Class B
Subscriptions	7,377	19,199
Issued for distributions reinvested	252,300	593,927
Redemptions	(2,061,681)	(2,962,542)

Net decrease	(1,802,004)	(2,349,416)
Class C
Subscriptions	6,226,745	42,014,317
Issued for distributions reinvested	1,507,130	2,640,751
Redemptions	(15,838,568)	(11,131,787)

Net increase/(decrease)	(8,104,693)	33,523,281
Class Z
Subscriptions	2,015,002	19,881,361
Issued for distributions reinvested	375,987	789,106
Redemptions	(18,304,681)	(7,401,124)

Net increase/(decrease)	(15,913,692)	13,269,343

16 | See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Six Months Ended February 29, 2008 (unaudited)	Highland Floating Rate Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	71,988,263

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(229,527,066)
Proceeds from disposition of investment securities	818,140,267
Increase in interest and fees receivable	(6,145,640)
Increase in receivable for investments sold	(32,500,761)
Increase in receivable for swap (a)	(2,932,375)
Increase in other assets	(488,777)
Net amortization/(accretion) of premium/(discount)	(1,785,089)
Net realized gain/(loss) on unfunded transactions	(151,081)
Decrease in payable for investments purchased	(53,931,444)
Decrease in payables to related parties	(453,892)
Increase in mark-to-market on realized and unrealized gain/(loss) on foreign currency	1,065,985
Decrease in other liabilities	(53,863)

Net cash and foreign currency flow provided by operating activities	563,224,527

Cash Flows Used in Financing Activities
Proceeds from shares sold	194,749,647
Payment of shares redeemed	(645,685,748)
Distributions paid in cash	(44,090,029)

Net cash flow used in financing activities	(495,026,130)

Net increase in cash and foreign currency	68,198,397

Cash and Foreign Currency
Beginning of the period	164,191,054

End of the period	232,389,451

(a) Includes realized gain/(loss) on swap.

See accompanying Notes to Financial Statements. | 17

FINANCIAL HIGHLIGHTS

Highland Floating Rate Fund

Selected data for a share outstanding throughout each period is as follows:

			Years Ended August 31,

Class A Shares	Six Months Ended February 29, 2008 (unaudited)		2007		2006	2005	2004	2003

Net Asset Value, Beginning of Period	$9.65		$9.95		$9.88	$9.80	$9.29	$8.83

Income from Investment Operations:
Net investment income(a)	0.35		0.75		0.70	0.49	0.37	0.48
Net realized and unrealized gain/(loss)(a)	(0.97)		(0.29)		0.07	0.08	0.52	0.46

Total from investment operations	(0.62)		0.46		0.77	0.57	0.89	0.94

Less Distributions Declared to Shareholders:
From net investment income	(0.35)		(0.76)		(0.70)	(0.49)	(0.38)	(0.48)
From net realized gains	—		—		—	—	—	—

Total distributions declared to shareholders	(0.35)		(0.76)		(0.70)	(0.49)	(0.38)	(0.48)

Net Asset Value, End of Period	$8.68		$9.65		$9.95	$9.88	$9.80	$9.29
Total return(b)	(6.30	)%(c)	4.28	%(d)	8.18%	5.93%	9.65%	11.03	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$673,587		$926,800		$732,767	$355,998	$222,032	$97,924
Net operating expenses	1.35%		1.12%		1.17%	1.15%	1.15%	1.15%
Interest expense	0.01%		0.03%		0.04%	0.05%	— (f)	—	(f)
Net expenses(g)	1.36%		1.15%		1.21%	1.20%	1.15%	1.15%
Net investment income	7.46%		7.55%		7.08%	5.05%	3.78%	5.39%
Waiver/reimbursement	—		—		0.01%	0.08%	0.17%	0.28%
Portfolio turnover rate	12	%(c)	86%		64%	75%	97%	75%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or contingent deferred sales charge (“CDSC”). For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	Total return is calculated using the net asset value used for trading at the close of business on August 31, 2007.

(e)

Total return includes a voluntary reimbursement by the Fund’s investment adviser for a realized investment loss on an investment not meeting the Fund’s investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund’s Class A Shares return.

(f)	Rounds to less than 0.01%.

(g)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

18 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Fund

Selected data for a share outstanding throughout each period is as follows:

			Years Ended August 31,

Class B Shares	Six Months Ended February 29, 2008 (unaudited)		2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$9.64		$9.95	$9.87	$9.80	$9.29	$8.83

Income from Investment Operations:
Net investment income(a)	0.33		0.72	0.67	0.46	0.34	0.45
Net realized and unrealized gain/(loss)(a)	(0.95)		(0.31)	0.08	0.06	0.51	0.46

Total from investment operations	(0.62)		0.41	0.75	0.52	0.85	0.91

Less Distributions Declared to Shareholders:
From net investment income	(0.34)		(0.72)	(0.67)	(0.45)	(0.34)	(0.45)
From net realized gains	—		—	—	—	—	—

Total distributions declared to shareholders	(0.34)		(0.72)	(0.67)	(0.45)	(0.34)	(0.45)

Net Asset Value, End of Period	$8.68		$9.64	$9.95	$9.87	$9.80	$9.29
Total return(b)	(6.46	)%(c)	4.03%	7.82%	5.46%	9.27%	10.65	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$95,611		$123,580	$150,922	$169,780	$191,365	$163,448
Net operating expenses	1.70%		1.47%	1.52%	1.50%	1.50%	1.50%
Interest expense	0.01%		0.03%	0.04%	0.05%	— (e)	—	(e)
Net expenses(f)	1.71%		1.50%	1.56%	1.55%	1.50%	1.50%
Net investment income	7.12%		7.20%	6.73%	4.70%	3.51%	5.05%
Waiver/reimbursement	—		—	0.01%	0.08%	0.17%	0.28%
Portfolio turnover rate	12	%(c)	86%	64%	75%	97%	75%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)

Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)

Total return includes a voluntary reimbursement by the Fund’s investment adviser for a realized investment loss on an investment not meeting the Fund’s investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund’s Class B Shares return.

(e)	Rounds to less than 0.01%.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements. | 19

FINANCIAL HIGHLIGHTS

Highland Floating Rate Fund

Selected data for a share outstanding throughout each period is as follows:

			Years Ended August 31,

Class C Shares	Six Months Ended February 29, 2008 (unaudited)		2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$9.64		$9.95	$9.87	$9.80	$9.29	$8.83

Income from Investment Operations:
Net investment income(a)	0.33		0.70	0.65	0.45	0.32	0.44
Net realized and unrealized gain/(loss)(a)	(0.96)		(0.30)	0.08	0.06	0.52	0.46

Total from investment operations	(0.63)		0.40	0.73	0.51	0.84	0.90

Less Distributions Declared to Shareholders:
From net investment income	(0.33)		(0.71)	(0.65)	(0.44)	(0.33)	(0.44)
From net realized gains	—		—	—	—	—	—

Total distributions declared to shareholders	(0.33)		(0.71)	(0.65)	(0.44)	(0.33)	(0.44)

Net Asset Value, End of Period	$8.68		$9.64	$9.95	$9.87	$9.80	$9.29
Total return(b)	(6.53	)%(c)	3.87%	7.65%	5.30%	9.10%	10.48	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$768,333		$931,623	$627,964	$366,841	$278,797	$132,656
Net operating expenses	1.85%		1.62%	1.67%	1.65%	1.65%	1.65%
Interest expense	0.01%		0.03%	0.04%	0.05%	— (e)	—	(e)
Net expenses(f)	1.86%		1.65%	1.71%	1.70%	1.65%	1.65%
Net investment income	6.96%		7.05%	6.58%	4.55%	3.28%	4.88%
Waiver/reimbursement	—		—	0.01%	0.08%	0.17%	0.28%
Portfolio turnover rate	12	%(c)	86%	64%	75%	97%	75%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)

Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)

Total return includes a voluntary reimbursement by the Fund’s investment adviser for a realized investment loss on an investment not meeting the Fund’s investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund’s Class C Shares return.

(e)	Rounds to less than 0.01%.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

20 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Fund

Selected data for a share outstanding throughout each period is as follows:

			Years Ended August 31,

Class Z Shares	Six Months Ended February 29, 2008 (unaudited)		2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$9.64		$9.95	$9.87	$9.80	$9.29	$8.83

Income from Investment Operations:
Net investment income(a)	0.37		0.79	0.74	0.53	0.40	0.50
Net realized and unrealized gain/(loss)(a)	(0.96)		(0.31)	0.08	0.06	0.52	0.47

Total from investment operations	(0.59)		0.48	0.82	0.59	0.92	0.97

Less Distributions Declared to Shareholders:
From net investment income	(0.37)		(0.79)	(0.74)	(0.52)	(0.41)	(0.51)
From net realized gains	—		—	—	—	—	—

Total distributions declared to shareholders	(0.37)		(0.79)	(0.74)	(0.52)	(0.41)	(0.51)

Net Asset Value, End of Period	$8.68		$9.64	$9.95	$9.87	$9.80	$9.29
Total return (b)	(6.24	)%(c)	4.75%	8.57%	6.20%	10.03%	11.42	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$173,501		$346,195	$225,284	$192,482	$139,577	$31,055
Net operating expenses	1.00%		0.77%	0.82%	0.80%	0.80%	0.80%
Interest expense	0.01%		0.03%	0.04%	0.05%	— (e)	—	(e)
Net expenses(f)	1.01%		0.80%	0.86%	0.85%	0.80%	0.80%
Net investment income	7.81%		7.90%	7.43%	5.40%	4.12%	5.53%
Waiver/reimbursement	—		—	0.01%	0.08%	0.17%	0.28%
Portfolio turnover rate	12	%(c)	86%	64%	75%	97%	75%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)

Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)

Total return includes a voluntary reimbursement by the Fund’s investment adviser for a realized investment loss on an investment not meeting the Fund’s investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund’s Class Z Shares return.

(e)	Rounds to less than 0.01%.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements. | 21

NOTES TO FINANCIAL STATEMENTS (unaudited)

February 29, 2008	Highland Floating Rate Fund

Note 1. Organization

Highland Floating Rate Fund (the “Fund”) is a Delaware statutory trust that is successor in interest to a Massachusetts business trust of the same name and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Prior to December 31, 2007, the Fund invested all of its investable assets in the Highland Floating Rate Limited Liability Company (the “Portfolio”). At a special meeting of the shareholders of the Fund originally scheduled for July 20, 2007 and adjourned until August 21, 2007, the shareholders of record of the Fund as of June 4, 2007 approved the Fund’s conversion to a single-fund structure and the liquidation and dissolution of the Portfolio.

Investment Objective

The Fund seeks a high level of current income, consistent with preservation of capital.

Fund Shares

The Fund may issue an unlimited number of shares and continuously offers three classes of shares: Class A, Class C and Class Z. The Fund has discontinued selling Class B Shares to new and existing investors, although existing investors may still reinvest distributions in Class B Shares. Certain share classes have their own sales charge and bear class-specific expenses, which include distribution fees and service fees.

Class A Shares are subject to a maximum front-end sales charge of 3.50% based on the amount of initial investment. Class A Shares purchased without an initial sales charge by accounts aggregating $1 million and greater at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares tendered and accepted for repurchase within eighteen months after purchase. Class B Shares are subject to a maximum CDSC of 3.25% based upon the holding period after purchase. Class B Shares will convert to Class A Shares eight years after purchase. Please read the Fund’s prospectus for additional details on the Class B CDSC. Class C Shares are subject to a 1.00% CDSC on shares tendered and accepted for repurchase within one year after purchase. Class Z Shares are not subject to a sales charge. There are certain restrictions on the purchase of Class Z Shares, as described in the Fund’s Class Z Shares prospectus.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

The value of the Fund’s assets is based on the current market value of the its investments. For securities with readily available market quotations, the Fund uses those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices from principal market makers. If there is more than one such principal market maker, the value will be the average of such means. Securities without a sale price or bid and ask quotations from principal market makers on the valuation day will be valued by an independent pricing service. Generally, the Fund’s loan and bond positions are traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (such as when events materially affecting the value of securities occur between the time when the market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined in good faith by the Fund’s investment adviser, Highland Capital Management, L.P. (the “Investment Adviser”), in accordance with procedures established by the Fund’s Board of Trustees (the “Board”). In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in the judgment of the Investment Adviser instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund’s valuation of a

22 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

Security Transactions

Security transactions are accounted for on the trade date. Costs and gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.

Foreign Currency

Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts

In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

Loan-Only Credit Default Swap Index (“LCDX Index”)

The Fund has entered into a transaction using an LCDX Index (the “Index”). The Index is a tradeable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. The Fund can either buy the Index (take on credit exposure) or sell the Index (pass credit exposure to a counterparty). In either case, the Fund is in essence taking a macro view of the market as a whole rather than on a particular issuer.

To compensate investors for the change in the value of the Index over time, an upfront payment is made at the time of a trade to account for the change in the present value of the Index since inception. The payment is the difference between par (or 100) and the amount of the purchase price, plus or minus (depending on whether the Fund is a buyer or seller of the Index) accrued interest. Each version of the Index launches with a fixed coupon which the seller of the Index pays quarterly (and the buyer of the Index receives quarterly). The amount of payments received or paid is the coupon times the notional amount.

Investments in the Index may involve greater risks than if the Fund had invested in the reference obligation directly. The Fund will not engage in these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund.

Income Recognition

Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums, if any. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Dividend income is recorded on the ex-dividend date.

Determination of Class Net Asset Values

All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.

Semi-Annual Report | 23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

U.S. Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Code Revenue of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the Securities and Exchange Commission delayed the required implementation date of FIN 48 for management investment companies until after June 29, 2007. As of September 1, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank and sub-custodian bank, respectively, and does not include any short-term investments.

Additional Accounting Standards

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management has evaluated the implications of SFAS 157 and concluded that there is no material impact on the financial statements.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006, the past two tax year ends, were as follows:

Distributions paid from:	2007	2006

Ordinary Income *	$148,780,797	$93,180,034

Long-term capital gains	—	—

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of August 31, 2007, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*

$13,907,234	$—	$(74,814,432)

* The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, premium amortization and Section 732 adjustments.

24 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

Portfolio unrealized appreciation and depreciation at February 29, 2008, based on cost of investments for U.S. federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

Unrealized appreciation	$18,506,841
Unrealized depreciation	(230,655,135)

Net unrealized depreciation	$(212,148,294)

Note 4. Advisory, Administration, Service and Distribution and Trustee Fees

Investment Advisory Fee

Effective August 21, 2007, the Investment Adviser receives from the Fund a monthly advisory fee, based on the Fund’s average daily net assets at the following annual rates:

Average Daily Managed Assets	Annual Fee Rate

First $1 billion	0.65%

Next $1 billion	0.60%

Over $2 billion	0.55%

Prior to August 21, 2007, the Investment Adviser received a monthly investment advisory fee from the Fund based on the Fund’s average daily net assets at the following annual rates:

Average Daily Managed Assets	Annual Fee Rate

First $1 billion	0.45%

Next $1 billion	0.40%

Over $2 billion	0.35%

For the six months ended February 29, 2008, the Fund’s effective investment advisory fee rate was 0.62%.

Administration Fees

The Investment Adviser provides administrative services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund’s average daily net assets. Under separate sub-administration agreements, the Investment Adviser has delegated certain administrative functions to PFPC Inc. (“PFPC”). The Investment Adviser pays PFPC directly for these services.

Service and Distribution Fees

PFPC Distributors, Inc. (the “Underwriter”) serves as the principal underwriter and distributor of the Fund’s shares. The Underwriter receives the CDSC imposed on certain redemptions of Class A, Class B and Class C Shares. For the six months ended February 29, 2008, the Underwriter received net commissions of $23,207 from the sale of Class A Shares and received $52,848, $54,337 and $184,679 of CDSCs on Class A, Class B and Class C Share redemptions, respectively.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) which requires the payment of a monthly service fee to the Underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

Expense Limits and Fee Reimbursements

Effective August 21, 2007, the Investment Adviser voluntarily has agreed to waive advisory fees and administration fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, commitment fees, interest, taxes and extraordinary expenses, if any) so that total expenses will not exceed 1.00% of the average daily net assets of the Fund for each share class. This arrangement may be modified or terminated by the Investment Adviser at any time.

Fees Paid to Officers and Trustees/Managers

Effective January 1, 2008, each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and a business development company advised by the Investment Adviser as of the date of this semi-annual report.

Prior to January 1, 2008, each Independent Trustee received an annual retainer of $25,000 from the Fund for services provided as Trustee of the Fund, and also received compensation from other portfolios in the Highland Fund Complex.

The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.

Semi-Annual Report | 25

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

Note 5. Fund Information

For the six months ended February 29, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $229,527,066 and $818,140,267, respectively.

Note 6. Periodic Repurchase Offers

The Fund has adopted a policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Fund’s net asset value (“Repurchase Offers”). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of March, June, September, and December. It is anticipated that normally the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline.

For the six months ended February 29, 2008, there were two Repurchase Offers. For each Repurchase Offer, the Fund offered to repurchase 15% of its shares. In the September and December 2007 Repurchase Offers, 12.0% and 16.9%, respectively, of shares outstanding were repurchased. In connection with the December 2007 Repurchase Offer, the Fund repurchased an additional 1.9% of the shares outstanding on the Repurchase Request Deadline to accommodate the Shareholder repurchase requests.

Note 7. Senior Loan Participation Commitments

The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly.

As such, the Fund assumes the credit risk of the Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by economic developments in a specific industry.

At February 29, 2008, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value

Bank of Montreal
Bridge Information Systems, Inc.
Multidraw Term Loan	$457,640	$29,747

BNP Paribas
Ypso Holding SA
Eur B Acq 2 Facility	1,577,258	1,312,089
Eur B Recap 1 Facility	2,504,957	2,083,824
Eur B Recap 2 Facility	73,323	60,996

Caylon USA
Ypso Holding SA
Capex Term Loan	668,110	518,740

Credit Suisse, Cayman Island Branch:
Berry Plastics Holding Corp.
Term C Loan	248,125	215,095
Ginn LA Conduit Lender, Inc.
First Lien Tranche A Credit-Linked
Deposit	2,369,328	1,810,167
First Lien Tranche B Term Loan	5,091,901	3,890,213
Hexion Specialty Chemicals, Inc.
Tranche C-1 Term Loan	2,323,845	2,151,881
Tranche C-2 Term Loan	504,805	466,526

JPMorgan Chase
Realogy Corp.
Delayed Draw Term B Loan	6,278,399	5,262,057

Morgan Stanley
Realogy Corp.
Initial Term B Loan	15,041,139	12,745,861
Synthetic Letter of Credit	4,651,456	3,928,341

Note 8. Line of Credit

On September 13, 2004, the Fund entered into a $150,000,000 credit facility with the Bank of Nova Scotia (the “Credit Agreement”), with increases to $175,000,000 on September 12, 2005, $225,000,000 on December 20, 2005, and $275,000,000 on June 7, 2007, to be used for temporary

26 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

or emergency purposes to facilitate Fund liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay facility expenses on the unutilized line of credit, which are included on the Statement of Operations. For the six months ended February 29, 2008, the average daily loan balance outstanding for the four days where borrowings existed was $75,500,000 at a weighted average interest rate of 7.90%.

Interest expense of $66,264 was paid for use of the line of credit and is included on the Statement of Operations.

Note 9. Unfunded Loan Commitments

As of February 29, 2008, the Fund had unfunded loan commitments of $29,055,385 which could be extended at the option of the Borrower, pursuant to loan agreements with the following borrowers:

Borrower	Unfunded Loan Commitment

American Buildings Co.	$239,463

Bausch & Lomb, Inc.	2,000,000

Centennial Cellular Operating Co.	2,250,000

CHS/Community Health Systems, Inc.	236,463

Comcorp Broadcasting, Inc.	72,372

Cricket Communications, Inc.	6,500,000

Fenwal, Inc.	1,500,000

FleetCor Technologies Operating Co., LLC	416,667

Fontainebleau Las Vegas Holdings, LLC	2,333,333

Interstate Bakeries Corp.	7,125,000

Movie Gallery, Inc.	1,666,667

Nordic Cable Acquisition	1,869,863

Readers Digest Association, Inc.,	506,500

SIRVA Worldwide, Inc.	474,714

Telesat Canada	107,087

Univision Communications, Inc.	1,451,342

Valassis Communications, Inc.	213,333

Ypso Holding SA	92,581

$29,055,385

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of February 29, 2008, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $1,798,580. The net change in unrealized depreciation on unfunded transactions of $(743,162) is recorded in the Statement of Operations.

Note 10. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 11. Disclosure of Significant Risks and Contingencies

Industry Focus Risk

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Non-Payment Risk

Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high-yield securities may result in greater net asset value fluctuation than if the Fund did not make such investments.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Semi-Annual Report | 27

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

Foreign Securities Risk

Investments in foreign securities may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include (i) less information about non-U.S. issuers or markets being available due to less rigorous disclosure, accounting standards or regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Investment Adviser may not be able to sell the Fund’s securities at times, in amounts and at prices it considers reasonable; (iii) the economies of non-U.S. markets may grow at slower rates than expected or may experience a down-turn or recession; and (iv) withholdings and other non-U.S. taxes may decrease the Fund’s returns.

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in foreign securities to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.

Derivatives Risk

Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivative transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which can not be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Swaps Risk

Investments in swaps involve the exchange with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Fund may enter into total return swaps, credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.

28 | Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

February 29, 2008	Highland Floating Rate Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Approval of Investment Advisory Agreement

The Fund has retained the Investment Adviser.to manage its assets pursuant to an Investment Advisory Agreement with the Investment Adviser (the “Investment Advisory Agreement”). Prior to December 31, 2007, the Fund sought to achieve its investment objective by operating as a “feeder fund” in a “master/feeder” structure and investing all of its investable assets in Highland Floating Rate Limited Liability Company (the “Portfolio”), rather than investing in securities directly (the “Predecessor Fund”).

At a special meeting of shareholders of the Predecessor Fund held on July 20, 2007 and adjourned until August 21, 2007 (the “Predecessor Fund Shareholder Meeting”), the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund from a Massachusetts Business Trust to a Delaware statutory trust effective December 31, 2007 (the “Reorganization”). Shareholders of the Predecessor Fund also approved (i) a new investment advisory agreement dated August 21, 2007 between the Portfolio and the Investment Adviser, which provided for an increase in advisory fees (the “Portfolio Investment Advisory Agreement”) and (ii) the conversion of the Predecessor Fund to a single-fund structure and the liquidation and dissolution of the Portfolio effective December 31, 2007 (the “Conversion”).

At a meeting held on December 14, 2007, in connection with the Reorganization and the Conversion, the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) approved the Investment Advisory Agreement, which was substantially identical to the Portfolio Investment Advisory Agreement. Following an initial term of two years, the Investment Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose. In light of the fact that the Investment Advisory Agreement contained terms and conditions substantially similar to the terms and conditions of the Portfolio Investment Advisory Agreement that was approved by shareholders of the Predecessor Fund at the Predecessor Fund Shareholder Meeting and by the Board of Trustees of the Predecessor Fund at a meeting held on April 30, 2007, the Board reconsidered the detailed information provided at the meeting held on April 30, 2007 as part of its deliberations concerning the Investment Advisory Agreement. In addition to the information described below, at each quarterly in-person meeting, the Trustees receive detailed reports showing compliance information, portfolio composition, and performance of the Fund as compared to its index and peer group. Specifically, at the meeting held on April 30, 2007, the Independent Trustees, assisted by their independent legal counsel, requested detailed information from the Investment Adviser which included: (1) information confirming the financial soundness of the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Portfolio’s proposed advisory fee rate schedule and anticipated operating expenses of the Predecessor Fund compare to (i) other registered closed-end and private funds, in particular investment companies and funds that follow investment strategies similar to those of the Predecessor Fund and investment companies that are comparable in structure and asset size, and (ii) other private and registered pooled investment vehicles or accounts managed by the Investment Adviser, as well as the

Semi-Annual Report | 29

ADDITIONAL INFORMATION (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

performance of such vehicles and accounts (in absolute and market terms); (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. The Independent Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by Highland and other relevant information and factors, including the following:

The nature, extent, and quality of the services to be provided by the Investment Adviser

The Independent Trustees considered the portfolio management services provided by the Investment Adviser and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. They discussed the experience and qualifications of the personnel who provide advisory services, including the background and experience of the members of the portfolio management team. The Independent Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. They also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Independent Trustees concluded that the Investment Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Portfolio Investment Advisory Agreement and that the nature of such advisory services is satisfactory.

The Investment Adviser’s historical performance in managing the Portfolio and the Predecessor Fund

The Independent Trustees reviewed the Investment Adviser’s historical performance in managing the Portfolio and the Predecessor Fund based on data set forth in the Lipper Analytical New Applications database. They noted that, as a result of its investment in the Portfolio, the Predecessor Fund is consistently outperforming its benchmark, the Credit Suisse Leveraged Loan Index, as well as its peers that employ leverage (other than Highland Floating Rate Advantage Fund (“ADV”)) and those that do not employ leverage. During the 12 months ended March 31, 2007, the Predecessor Fund’s Class A Shares earned a return of 9.71%, which represents a 33.01% incremental return or 241 basis points more than its benchmark. During the 12 months ended March 31, 2007, the Predecessor Fund’s Class B Shares earned a return of 9.34%, which represents a 27.95% incremental return or 204 basis points more than its benchmark. During the 12 months ended March 31, 2007, the Predecessor Fund’s Class C Shares earned a return of 9.18%, which represents a 25.75% incremental return or 188 basis points more than its benchmark. During the 12 months ended March 31, 2007, the Predecessor Fund’s Class Z Shares earned a return of 10.10%, which represents a 38.36% incremental return or 280 basis points more than its benchmark. Additionally, of its peer group, only ADV (which employs leverage) outperformed the Predecessor Fund during the 12 months ended March 31, 2007. Additionally, in Lipper’s Annualized Rate of Return categories, all of the Predecessor Fund’s share classes were ranked in the Top 9 for the 3-year, 5-year and since inception time frames of the Total Return set.

The investment performance of other accounts or funds managed by the Investment Adviser

The Independent Trustees reviewed the performance of the Investment Adviser for accounts or funds that are similar to the Portfolio compared with other investment companies of similar investment objectives and size. They reviewed the performance of ADV and noted that it is consistently outperforming its benchmark, the Credit Suisse Leveraged Loan Index, as well as both its peers that employ leverage and those that do not employ leverage. During the 12 months ended March 31, 2007, ADV’s Class A Shares earned a return of 10.44%, which represents a 43.01% incremental return or 314 basis points more than its benchmark. During the 12 months ended March 31, 2007, ADV’s Class B Shares earned a return of 10.05%, which represents a 37.67% incremental return or 275 basis points more than its benchmark. During the 12 months ended March 31, 2007, ADV’s Class C Shares earned a return of 9.89%, which represents a 35.48% incremental return or 259 basis points more than its benchmark. During the 12 months ended March 31, 2007, ADV’s Class Z Shares earned a return of 10.83%, which represents a 48.36% incremental return or 353 basis points more than its benchmark. Furthermore, when compared to its peer group, all of ADV’s share classes have been the top performing share classes of any peer, in the categories 1-Year Total Return, and Total Return since April 15, 2004, as well as the Annualized Total Rates of Return in 3-Year, 5-Year, since April 15, 2004 (the date on which the Investment Adviser became ADV’s investment adviser), and Since Inception time frames. The Independent Trustees were satisfied with the Investment Adviser’s overall performance records.

The Independent Trustees also reviewed the performance of a private separate account that is the Predecessor Fund’s only other Highland-advised peer and noted that it is consistently outperforming its benchmark, the Credit Suisse Leveraged Loan Index. During the 12 months ended March 31, 2007, the private sector account earned a return of 8.05%, which represents a 10.27% incremental return or 75 basis points more than its benchmark. Furthermore, the private separate account outperformed its benchmark in the categories Total Return since April 15, 2004, as well as the Annualized Total

30 | Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

February 29, 2008	Highland Floating Rate Fund

Rates of Return in 3-Year, 5-Year, since April 15, 2004 and Since Inception time frames.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Portfolio and the Predecessor Fund

With respect to the Portfolio Investment Advisory Agreement, the Independent Trustees also gave substantial consideration to: (1) the fee rate to be paid to the Investment Adviser under the Portfolio Investment Advisory Agreement as well as under the Administration Services Agreement between the Investment Adviser and the Predecessor Fund; (2) the anticipated expenses the Investment Adviser would incur in providing advisory services; (3) so-called “fallout benefits” to the Investment Adviser under the Portfolio Investment Advisory Agreement, such as any incremental increase to its reputation derived from serving as investment adviser to the Portfolio; and (4) a comparison of the fees payable to the Investment Adviser under the Portfolio Investment Advisory Agreement to fees paid to the Investment Adviser by other funds and to investment advisers serving other investment companies with similar investment programs to that of the Portfolio. After such review, the Independent Trustees determined that the anticipated profitability rate to the Investment Adviser with respect to the Portfolio Investment Advisory Agreement was fair and reasonable.

The extent to which economies of scale would be realized as the Portfolio and the Predecessor Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Independent Trustees considered the effective fees under the Portfolio Investment Advisory Agreement, as a percentage of assets at different asset levels, and possible economies of scale to the Investment Adviser. They considered the anticipated asset levels of the Portfolio, the information provided by the Investment Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. They also considered the Investment Adviser’s willingness, if shareholders approve the Portfolio Investment Advisory Agreement, to voluntarily waive advisory fees and reimburse the Predecessor Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, commitment fees, interest, taxes and extraordinary expenses, if any) so that total expenses would not exceed an annual rate of 1.00% of the average daily net assets of the Predecessor Fund. The Independent Trustees concluded that the fee structures are reasonable and appropriately would result in a sharing of economies of scale in view of the information provided by the Investment Adviser.

In determining whether to recommend the submission to shareholders of the Predecessor Fund the Portfolio Investment Advisory Agreement, the Independent Trustees drew the following conclusions:

The Independent Trustees concluded that an increase in the investment advisory fee rate would be in the best interests of shareholders because it would enable the Investment Adviser to remain committed to the long-term management of the Predecessor Fund and the Portfolio at a more appropriate fee level. The Independent Trustees determined that the increased advisory fee rate proposal was fair and reasonable, in light of the resources that the Investment Adviser has devoted to managing the Portfolio during the period the Investment Adviser has served as the investment adviser to the Portfolio and in view of the fact that the current advisory fee rate for the Portfolio is substantially below the average advisory/management fee rate in the Portfolio’s peer groups. The Board also noted that the proposed advisory fee rate increase would still be below the average of other funds with similar investment programs to that of the Portfolio. They also noted the Portfolio’s excellent performance under the Investment Adviser’s management.

The Predecessor Fund’s Board noted that at its May 19, 2006 board meeting it had approved an advisory agreement substantially identical to the Portfolio Investment Advisory Agreement and that the Predecessor Fund had held a shareholder meeting but did not obtain the requisite shareholder approval by a very slim margin. The Board noted that only 55% of the shares entitled to vote on the proposal had been represented at the meeting and, therefore, a significant portion of the shareholders did not vote on the proposal. The Board also noted the ADV shareholder approval of a similar advisory fee rate increase and the Investment Adviser’s continued belief that a fee rate increase is appropriate and necessary to maintain the high level of service it provides to the Predecessor Fund and the Portfolio. The Board considered whether any of the factors that led to its approval at the May 19, 2006 meeting had changed. In light of the continued high level of service that the Investment Adviser provides to the Predecessor Fund and the Portfolio, the Board determined that the Portfolio Investment Advisory Agreement should be submitted for shareholder approvals.

Semi-Annual Report | 31

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240

Transfer Agent
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Underwriter
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201

Fund Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report has been prepared for shareholders of Highland Floating Rate Fund.

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Statement of Additional Information includes information about Fund Trustees and is available upon request without charge by calling 1-877-665-1287.

32 | Semi-Annual Report

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Highland Floating Rate Fund	Semi-Annual Report, February 29, 2008

www.highlandfunds.com	HLC-FR-SEMI-02/08

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Effective April 1, 2008, Brad Borud was appointed portfolio manager of Highland Floating Rate Fund (the “Fund”).

The Fund’s portfolio is managed by Mark Okada, Brad Borud and R. Joseph Dougherty.

Mark Okada. Mr. Okada is a founder and Chief Investment Officer of Highland Capital Management, L.P. (“Highland or the “Adviser”). He is responsible for overseeing Highland’s investment activities for its various strategies and has over 20 years of experience in the credit markets. Prior to co-founding Highland, Mr. Okada served as Manager of Fixed Income for the Guaranteed Investment Contract subsidiary of Protective Life Insurance (one of the first non-bank entrants into the syndicated loan market) from 1990 to 1993, where he was primarily responsible for the bank loan portfolio and other risk assets. From 1986 to 1990, Mr. Okada served as Vice President at Hibernia National Bank, managing a portfolio of high-yield loans in excess of $1 billion. Mr. Okada is a Director of NexBank and Highland Financial Partners, L.P., and Chairman of the Board of Directors of Common Grace Ministries, Inc. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He has earned the right to use the Chartered Financial Analyst designation.

Brad Borud. Mr. Borud is a Partner, Senior Trader and Chief Investment Officer - Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multichannel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.

R. Joseph Dougherty. Mr. Dougherty is a Partner and Senior Portfolio Manager of Highland and heads its retail products business unit. He serves as Portfolio Manager, Senior Vice President, Trustee and/or Director of Highland’s New York Stock Exchange-listed funds and Investment Company Act of 1940, as amended, (the “1940 Act”) registered funds. He also serves as Portfolio Manager for Highland’s subadvised closed-end funds. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other Portfolio Managers, and manages the team dedicated to the day-to-day operations of the retail funds. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty followed companies within the chemical, retail, supermarket, wireless and restaurant sectors. Prior to joining Highland in March 1998, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte & Touche, LLP from 1992 to 1994. He received an MBA from Southern Methodist University and a BS in Accounting from Villanova University. Mr. Dougherty is a Certified Public Accountant, and has earned the right to use the Chartered Financial Analyst designation.

The following tables provide information about the funds and accounts, other than the Fund, for which the Fund’s managers are primarily responsible for the day-today portfolio management. This information is provided for R. Joseph Dougherty and Mark Okada as of August 31, 2007 and for Brad Borud as of February 29, 2008.

R. Joseph Dougherty

Type of Accounts	Total Number of Accounts Managed	Total Assets Managed (millions)	Total Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets Managed with Performance- Based Advisory Fee (millions)

Registered Investment Companies:	13	$8,462	—	—
Other Pooled Investment Vehicles:	1	$ 357	—	—
Other Accounts:	—	—	—	—

Mark Okada

Type of Accounts	Total Number of Accounts Managed	Total Assets Managed (millions)	Total Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets Managed with Performance- Based Advisory Fee (millions)

Registered Investment Companies:	14	$ 9,398	—	—
Other Pooled Investment Vehicles:	30	$17,536	24	$15,686
Other Accounts:	—	—	—	—

Brad Borud

Type of Accounts	Total Number of Accounts Managed	Total Assets Managed (millions)	Total Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets Managed with Performance- Based Advisory Fee (millions)

Registered Investment Companies:	—	—	—	—
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—

Conflicts of Interests

          The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

          The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

          While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

Compensation

          Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Option It Plan” and its “Long-Term Incentive Plan,” described below.

          Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland.

          Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.

Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.

          Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager. This information is provided for R. Joseph Dougherty and Mark Okada as of August 31, 2007 and for Brad Borud as of February 29, 2008.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager

R. Joseph Dougherty	$10,001 - $50,000

Mark Okada	$10,001 - $50,000

Brad Borud	$10,001 - $50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

On April 16, 2007 the Board of Trustees of the Fund approved changes to the Nominating Committee Charter, including the addition of Annex A which provides procedures for shareholders to propose nominations for Trustee candidates.

ANNEX A
NOMINATING COMMITTEE POLICY REGARDING
SELECTION / RECOMMENDATION OF DIRECTOR NOMINEES

A candidate for nomination as Director submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.

1. A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that beneficially owned, in the aggregate, more than 5% of the Fund’s voting common shares, with each of the shares used to calculate that ownership held for at least one year as of the date the recommendation was made, may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

2.

The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the date of the Fund’s proxy statement released to shareholders in connection with the previous year’s annual meeting. If, however, the Fund did not hold an annual meeting in the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the Fund begins to print and mail its proxy materials.

4.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors of the Fund; (E) whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a Director or senior officer of public companies, directorships/trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a Directors’ questionnaire if elected; (iv) the Nominating Shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. “Associated Person of the Nominating Shareholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (v) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (v).

5.

The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Highland Floating Rate Fund

By (Signature and Title)*	/s/ James D. Dondero

James D. Dondero, Chief Executive Officer and President
(principal executive officer)

Date April 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero

James D. Dondero, Chief Executive Officer and President
(principal executive officer)

Date April 29, 2008

By (Signature and Title)*	/s/ M. Jason Blackburn

M. Jason Blackburn, Chief Financial Officer, Treasurer
and Secretary
(principal financial officer)

Date April 29, 2008

* Print the name and title of each signing officer under his or her signature